Restructuring Charges	12 Months Ended
Dec. 31, 2020
Restructuring and Related Activities [Abstract]
Restructuring Charges
20. Restructuring Charges
During 2020, the Company recorded restructuring charges of $10.7 million (2019 – $12.0 million, 2018 – $4.1 million).

The restructuring charges in 2020 primarily related to the cessation of production of the Petrojarl Banff FPSO unit in June 2020, and the restructuring of the Company's tanker services and operations. In addition, the restructuring charges for the year ended December 31, 2020 also related to severance costs resulting from the termination of the management contract for an FSO unit based in Australia (the severance costs were partially recoverable from the customer and the recovery was presented in revenue), and severance costs resulting from the reorganization and realignment of resources of the Company's shared service function of which a portion of the costs were recovered from the customer, Altera (see Note 13), and the recovery was presented in revenue.

The restructuring charges in 2019 primarily related to severance costs resulting from the termination of certain management contracts in Teekay Parent of which these costs were fully recovered from the customer and the recovery is presented in revenue, severance costs resulting from the reorganization and realignment of resources of the Company's shared service function, as well as from the termination of the charter contract for the Toledo Spirit Suezmax tanker in Teekay LNG upon the sale of the vessel in January 2019.

The restructuring charges in 2018 primarily related to severance costs resulting from reorganization and realignment of resources of certain of the Company's business development, marine solutions and fleet operations functions to better respond to the changing business environment.

At December 31, 2020 and 2019, $2.4 million and $0.8 million, respectively, of restructuring liabilities were recorded in accrued liabilities on the consolidated balance sheets.